GPS FUNDS I

GuideMarkSM Small/Mid Cap Core Fund

SUPPLEMENT TO THE PROSPECTUS
DATED JULY 31, 2011

The date of this Supplement is March 31, 2012

1.           Effective March 31, 2012, John Power no longer serves as a Portfolio Manager for the GuideMarkSM Small/Mid Cap Core Fund.  All references to Mr. Power are deleted in their entirety from the Prospectuses.

2.           The information relating to John Power in the Summary Section of the Prospectuses under “GuidemarkSM Small/Mid Cap Core Fund – Portfolio Manager” is deleted and replaced with the following information relating to Young Chin:

Portfolio Manager	Position with Pyramis	Length of Service to the Fund
Young Chin	Chief Investment Officer	Since March 31, 2012

3.           The information relating to John Power in the “Management of the Funds” section of the Prospectuses under “Sub-Advisors and Portfolio Managers – Small/Mid Cap Core Fund” is deleted and replaced with the following information relating to Young Chin:

•	Young Chin
Lead Portfolio Manager
Mr. Chin is Chief Investment Officer of Pyramis.  Mr. Chin has been associated with Pyramis since 2006 and has over 31 years in the investment management business.  Prior to joining Pyramis, Mr. Chin served as president and chief executive officer for Gartmore Global Investments and co-global chief investment officer – equities for Gartmore Group.

4.           The information relating to Jody Simes in the “Management of the Funds” section of the Prospectuses under “Sub-Advisors and Portfolio Managers – Small/Mid Cap Core Fund” is deleted and replaced with the following information:

•	Jody Simes
Sector Portfolio Manager
Mr. Simes is a Sector Portfolio Manager covering the Energy and Materials sectors, a position he has held since August 2003. Mr. Simes first joined FMR LLC in 1993 and, since 1998, has worked as a research analyst and, since 2003, as a portfolio manager.

Please retain this Supplement with your Prospectus for future reference.

GPS FUNDS I

GuideMarkSM Small/Mid Cap Core Fund

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2011

The date of this Supplement is March 31, 2012

1.           Effective March 31, 2012, John Power no longer serves as a Portfolio Manager for the GuideMarkSM Small/Mid Cap Core Fund.  All references to Mr. Power are deleted in their entirety from the Statement of Additional Information.

2.           The chart and information relating to John Power under the heading “The Sub-Advisors and Portfolio Managers” in the section of the Statement of Additional Information entitled “Investment Advisors and Sub-Advisors” are deleted and replaced with the following information relating to Young Chin:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Young Chin (as of December 31, 2011)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

3.           The information under the sub-heading “Portfolio Manager Compensation” relating to Pyramis Global Adviser, LLC service to the GuideMarkSM Small/Mid Cap Core Fund in the section of the Statement of Additional Information entitled “Investment Advisors and Sub-Advisors” is deleted and replaced with the following:

Young Chin is the lead portfolio manager (the “Lead Portfolio Manager”) of the GuideMark Small/Mid Cap Core Fund and receives compensation for his services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The Lead Portfolio Manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The components of Mr. Young’s bonus are based on (i) the general management of the Pyramis in his role as Chief Investment Officer, and (ii) the investment performance of Pyramis funds and accounts which eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or peer group. The portion of the Lead Portfolio Manager’s bonus that is linked to the investment performance of the Pyramis Small/Mid Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the Russell

2500 Index. The Lead Portfolio Manager is also compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Pyramis’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Chad Colman, Andrew Burzumato, Thorsten Becker, Jody Simes, Vincent Rivers, Arun Daniel and Chandler Willett are co-managers of the Small/Mid Cap Core Fund (each, a “Co-Manager”) and receive compensation for their services. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of a portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

A portfolio manager’s base salary is determined by the level of responsibility and tenure at Pyramis or its affiliates. The primary components of a portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of other Pyramis funds and accounts. A smaller, subjective component of a Co-Manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis. The portion of each Co-Manager’s bonus that is linked to the investment performance of the Pyramis Small/Mid Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the Russell 2500 Index. An additional portion of each Co-Manager’s bonus is based on the pre-tax investment performance of the portion of the strategy’s assets each Co-Manger manages measured against a sector benchmark. Each Co-Manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC.

As of December 31, 2011, none of the portfolio managers owned any shares of the Small/Mid Cap Core Fund.

Please retain this Supplement with your Statement of Additional Information for future reference.